OFGBancorp

Live the difference

ANNUAL SHAREHOLDER'S MEETING
APRIL 22, 2015

Oriental 50

(NYSE:OFG)

Exhibit 99.1

Forward Looking Statements

The information included in this document contains certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.
Factors that might cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) a credit default by the government of Puerto Rico; (iv) the fiscal and monetary policies of the federal government and its agencies; (v) changes in federal bank regulatory and supervisory policies, including required levels of capital; (vi) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate market in
Puerto Rico; (vii) the performance of the stock and bond markets; (viii) competition in the financial services industry; and (ix)
possible legislative, tax or regulatory changes.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, see OFG’s annual report on Form
10-K for the year ended December 31, 2014, as well as its other filings with the U.S. Securities and Exchange Commission.
Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Well Diversified Business Focused on Puerto Rico

Highlights
Financials (12/31/14)
53 Branches, 332 ATMs in All Major Markets (4/1/15)
Loans Deposits
* 4Q14 excludes $3.8 million accrual for cost savings in 2015
• 94% TBV growth 2008-2014
• No. 2 bank in auto loans, No. 3 overall
• Consumer / commercial banking
• Well developed wealth management fee businesses
• Efficiency ratio 49.19%* in 4Q14, down from 57.46% in
1Q13
• Assets: $7.5 billion
• Loans: $4.8 billion (42% under purchase accounting)
• Deposits: $4.9 billion
• AUM: $2.6 billion in BD, $2.8 billion in Trust
• Market Cap: ~$744 million
Mortgage
30%
Commercial
25%
Auto
21%
Gov't
13%
Covered
6%
Consumer
5%
Demand
41%
Savings
26%
Time
21%
Brokered
13%

What Makes OFG Distinctive

Overview
• Strongest bank locally and among best performing compared to mainland banks
• Disciplined management with prudent decision-making track record
• Proven capabilities in bank acquisitions and integrations
• Despite prolonged recession in Puerto Rico, bank has been successful by adapting to evolving market conditions
Focus on Markets Where We Can Make a Difference
• Loan products that target market characteristics (auto and consumer loans)
• Avoiding residential real estate risk by focusing on originate-to-sell conforming mortgages
• Differentiating ourselves through service delivery and customer-facing technology
• Diversified revenue sources include focus on SMEs, wealth management and trust services
Tight Controls
• Ability to optimize investments and overall expenditure to keep efficiency ratio down
• Franchise strength evident from low elasticity in deposits despite consistent reductions in pricing
• Managing collections to control net charge offs
Generating Steady Profits, Growing Capital
• Increasing dividends—$0.10 4Q14 dividend up 150% from 4Q09
• Share buybacks—Bought back 2.3% of shares in 2014 spending $16.9 million
• Able to consider in/out market acquisitions

2014: Another Year of Accomplishment

Overview
• First full year of combined operations after integration of BBVA PR businesses
• Improved consistency in quarterly operating results
• NII close to 2013 despite lower average interest earning assets
Balance Sheet
• Acquired loan balances lower as a portion of total portfolio
• Improved funding profile by maintaining transactional and savings deposit balances, while reducing time deposits, brokered CDs and borrowings
• Reduced exposure to Puerto Rico government sector
Income Statement
• Provisions higher than 2013, excluding the effect of NPL sales last year, reflecting increasing balances in originated loans versus acquired
• Fee income pressure in mortgage and banking segments, while wealth management continues to be strong
• Lower non-interest expenses, even adjusting for non-recurring items

Performance Metrics: Compare Well to Other Publicly Traded Banks

1) Efficiency ratio excludes $3.8 million accrual for cost savings in 2015
2) KBW Industry Update, February 4, 2015
3) Includes $16.3 million positive impact from 2Q13 non-recurring items
4Q14 OFG
OFG
1
SMID Cap
Banks
2
3 Year
Target
2014 2013
3
2012
Return on Average Assets 1.09% 1.25% 1.10% 1.15% 0.37%
Return on Average Tangible
Common Equity
10.16% 10.77% 12.00% 10.91% 14.01% 2.32%
Efficiency Ratio 49.19% 64.29%
Low 50%
range
49.90% 53.27% 64.05%
Net Interest Margin 5.65% 3.61% ~5% 5.84% 5.46% 2.67%
0.94%

Capital Ratios: Exceed Requirements for Well-Capitalized Institution

1) Includes $3.8 million accrual for cost savings in 2015
2) Includes $16.3 million positive impact from 2Q13 non-recurring items
2014 with Basel III
Calculation
2014
As Reported
1
2013
2
2012
Leverage Ratio 11.28% 10.61% 9.06% 6.55%
Tier 1 Common Ratio 13.29% 11.88% 10.46% 9.36%
Tier 1 Risk-based Capital Ratio 16.71% 16.02% 14.38% 13.18%
Total Risk-based Capital Ratio 18.24% 17.57% 16.16% 15.40%
Tangible Common Equity (TCE) Ratio 9.25% 7.71% 6.45%

TBV
¹
: Out Performed vs. PR Peers, Fast Growing Regionals

OFG +94%
KBW Highly
Profitable
SMID Caps
+75%
²
PR Peers -53%
³
12/31/08-12/31/14
1) Per basic share
2) KBW’s List of Highly Profitable SMID-Cap Banks, November 2014:
BKU, BOFI, CBU, FFIN, FLIC, HAFC, HOMB, HTH, NYCB, OFG,
OZRK, PACW, PB, RNST, SCBT, TCBI, UMPQ, WABC
3) BPOP and FBP
Source: SNL
OFG 2012 decline reflects
dilution related to BBVA PR
acquisition capital plan
-60%
-40%
-20%
0%
20%
40%
60%
80%
100%
12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14

+20 Years of Progress Listed on NYSE

Highlights
Source: SNL Source: SNL
Source: Yahoo Finance
OFG (+754%) S&P (+351%)
•
Stock has performed 2x better than S&P 500
(12/29/94 to 4/7/15)
•
Uninterrupted payment of quarterly
dividends
•
Tangible book value per share (basic) on
long-term upward trend
TBVPS (Basic)
Quarterly Dividend Per Common Share
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
12/31/97 12/31/99 12/31/01 12/31/03 12/31/05 12/31/07 12/31/09 12/31/11 12/31/13
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$0.14
$0.16
1/1/1995 1/1/1997 1/1/1999 1/1/2001 1/1/2003 1/1/2005 1/1/2007 1/1/2009 1/1/2011 1/1/2013 1/1/2015
0%
200%
400%
600%
800%
1000%
12/31/94 12/31/96 12/31/98 12/31/00 12/31/02 12/31/04 12/31/06 12/31/08 12/31/10 12/31/12

Strategy

Oriental Bank
• Only bank to have avoided legacy credit problems–opportunity to gain market share
• Rational market pricing on big commercial loans in Puerto Rico
• Focus on generating interest income from
•
Consumer and retail businesses (auto, consumer)
•
Small/mid-sized commercial loans from companies ignored by the competition
• Focus on generating fee income from banking, wealth management and residential mortgage
• Leverage mobile banking to attract deposits and enhance customer service
OFG Bancorp
• Increased capital allows for expanded dividends, stock buybacks, and ability to make acquisitions
• If there is an opportunity for an in-market acquisition, we are the only buyer, but the price has to be reasonable
• Would consider out-of-market acquisitions if they meet the right financial parameters
• Strong track record for making accretive acquisitions (Eurobank in 2010, BBVA PR in 2012)

Building Our Brand

Focus on Service Leadership
• Research indicates that consumers look for excellence in
service when choosing a bank
• Oriental is the most well thought of brand for quality of
service in banking  in Puerto Rico
• We are the “Can Do” bank
• Five major brand attributes:
o
Easy to access
o
Simple to use
o
Pro-active problem solvers
o
Fast execution
o
Enjoyable experience
Brand Attributes & Value Proposition
• Make Oriental Puerto Rico’s “most convenient bank”
offering clients banking on their terms
• Redefine customer convenience and accessibility in the local market through service leadership and innovation
The Opportunity

Retail Optimization & Innovation to Grow Revenues, Reduce Costs

Banking
Banking
Has
Has
Changed
Changed
The Old Way
You go to the bank
New Customer-Centric Way
The bank goes to you
Strategy #1
Introduce Market Leading Innovations in PR
Strategy #2
Retail Optimization
• Redefine the customer engagement model
• Enable processes and people to revolve around the
customer
• Focus on continuous improvement
• Transaction migration to alternate channels
• Optimize distribution network footprint
• First in Puerto Rico to implement model
• FOTOdepósito
• Cuenta Libre
• Mobile People Pay
• Online Account Opening
• Enhanced ATM Kiosks for Self-Service
• Mobile Business Banking

Non-Interest Expenses: Enhanced Operating Efficiencies ($ in millions)

Efficiency Ratio
1, 2
1) 4Q14 excludes $3.8 million accrual for cost savings in 2015
2) Operating expenses and efficiency ratio exclude FDIC indemnification asset amortization
Highlights
• Expect modest improvement 2015
• Consolidating two branches in 1Q15
• Need to continue to invest in branding, customer
facing capabilities, service innovation
$63.2
$65.6
$61.4
$59.8
$59.6
$58.1
$35
$45
$55
$65
$75
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
52.27%
51.27%
50.12%
47.89%
49.30%
49.19%
47.0%
48.5%
50.0%
51.5%
53.0%
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Operating Expenses
1, 2

Earnings: Expanding Performance

EPS Diluted Return on Average Assets
Highlights
• Have been able to maintain EPS in mid-$0.30 range
• As IEA declines, have been able to increase ROAA
• Enables capital build
$0.34
$0.35
$0.42
$0.38
$0.34
$0.36
$0.05
$0.15
$0.25
$0.35
$0.45
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
0.93%
0.97%
1.18%
1.10%
1.02%
1.09%
0.8%
0.9%
1.1%
1.2%
1.3%
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Tangible Common Equity: Continuing to Build

TBV Per Common Share ROATCE
Highlights
• Gives us the flexibility to increase dividends, buy
back shares, or make acquisitions
• Need to keep some cushion due to PR market
TCE Ratio
$13.47
$13.60
$14.07
$14.71
$14.82
$15.25
$12.50
$13.25
$14.00
$14.75
$15.50
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
10.71%
10.78%
12.86%
10.96%
9.78%
10.16%
6.0%
8.0%
10.0%
12.0%
14.0%
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
7.41%
7.71%
8.16%
8.70%
8.81%
9.25%
6.0%
7.0%
8.0%
9.0%
10.0%
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Return on Capital: Growing ($ in millions)

Total Payout Ratio
Annual Dividends Per Common Share
Highlights
• General strategy is to buy back shares when the price
approaches TBV
• Approximately $16.7 million of BOD authorization
remains
• BOD decides dividend increases in December
• Only PR bank paying common dividend
Cumulative Stock Buyback
$0.16
$0.17
$0.21
$0.24
$0.26
$0.34
$0.00
$0.10
$0.20
$0.30
$0.40
2009 2010 2011 2012 2013 2014
$59.4
$66.4 $66.4
$83.3
$0
$25
$50
$75
$100
2009 2010 2011 2012 2013 2014
21.33%
16.02%
231.22%
116.77%
14.04%
42.30%
0%
75%
150%
225%
300%
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Outlook

Puerto Rico
GDB Economic activity index has seen consistent declines in the last few months
Treasury inflows for Jul-Dec lag last fiscal year as well as current year estimates
GDB is planning to raise debt again, facing challenging liquidity conditions
Sustained drop in oil prices provides an additional lever in managing current conditions
Local Banking Industry
Balance sheets are shrinking
FDIC acquirers face expiry of commercial loss share agreements in 2Q15
Credit quality continues to be a concern
Consolidation opportunities are still the key for boosting bank performances
OFG
Continue managing the situation prudently and building capital
Be flexible in our capital management approach
Opportunistic share buybacks
Review quarterly dividend on an annual basis
Explore strategic growth opportunities